Exhibit 99.1

Fourth Quarter 2003 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s February 3, 2004 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2002. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s February 3, 2004 conference call might not occur.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The Company operates as a self-administered real estate investment trust. As of December 31, 2003, the Company’s stabilized portfolio consisted of 82 office buildings and 50 industrial buildings, which encompassed an aggregate of 7.3 million and 4.9 million square feet, respectively, and was 90.3% occupied.

Board of Directors		Senior Management		Investor Relations
John B. Kilroy, Sr.	Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd, Suite 200
Edward F. Brennan		Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
John R. D’Eathe		Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
William P. Dickey		John T. Fucci	Sr. VP Asset Management	Web: www.kilroyrealty.com
Matthew J. Hart		Tyler H. Rose	Sr. VP and Treasurer	E-mail: investorrelations@kilroyrealty.com
John B. Kilroy, Jr.		Steven R. Scott	Sr. VP San Diego Development
Dale F. Kinsella		Justin W. Smart	Sr. VP Los Angeles Development
		Ann Marie Whitney	Sr. VP and Controller

Equity Research Coverage

A.G. Edwards & Sons, Inc.		Merrill Lynch & Co., Inc.
David AuBuchon	(314) 955-5452	Steve Sakwa	(212) 449-0335

Banc of America Securities LLC		Prudential Securities
Lee Schalop	(212) 847-5677	Jim Sullivan	(212) 778-2515

Deutsche Bank Securities, Inc.		RBC Capital Markets
Lou Taylor	(212) 250-4912	David Copp	(415) 633-8558

Friedman, Billings, Ramsey & Co., Inc.		UBS Securities
David Loeb	(703) 469-1289	Keith Mills	(212) 713-3098

Green Street Advisors		WR Hambrecht
Jim Sullivan	(949) 640-8780	Christopher Hartung	(415) 551-3114

McDonald Investments Inc.
Frank Greywitt	(216) 263-4795

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	12/31/2003		9/30/2003		6/30/2003		3/31/2003		12/31/2002
INCOME ITEMS (Including Discontinued Operations):
Revenues	$54,205		$70,064		$50,440		$55,017		$54,425
Net Straight Line Rent(1)	2,790		700		3,420		1,101		1,260
Lease Termination Fees(2)	654		18,325		11		4,344		872
Net Operating Income(3), (4)	40,386		54,743		40,081		41,494		39,519
Capitalized Interest and Loan Fees	2,024		2,486		3,874		3,397		3,359

Net Income Available to Common Shareholders	4,938		20,039		13,360		10,929		13,965
Funds From Operations(4), (5), (6)	20,197		37,473		24,893		26,320		24,262
Funds Available for Distribution(4), (5), (6), (7)	15,397		29,274		17,984		22,633		17,843

Net Income per Common share—diluted	$0.18		$0.72		$0.49		$0.40		$0.50
Funds From Operations per share—diluted(6)	$0.62		$1.17		$0.78		$0.83		$0.76

Dividend per share	$0.495		$0.495		$0.495		$0.495		$0.495

RATIOS (Including Discontinued Operations):
Operating Margins	74.5%		78.1%		77.2%		74.7%		74.4%
Interest Coverage Ratio(8)	3.6	x	5.6	x	4.8	x	4.9	x	4.2	x
Fixed Charge Coverage Ratio(9)	2.6	x	4.1	x	3.3	x	3.4	x	3.0	x
FFO Payout Ratio(10)	79.3%		42.6%		63.2%		59.9%		64.6%
FAD Payout Ratio(11)	104.0%		54.5%		87.5%		69.7%		87.8%

	12/31/2003		9/30/2003		6/30/2003		3/31/2003		12/31/2002
ASSETS:
Investments in Real Estate before Depreciation	$1,726,286		$1,707,220		$1,698,357		$1,706,969		$1,686,218
Total Assets	1,512,635		1,505,973		1,497,814		1,511,197		1,506,602

CAPITALIZATION:
Total Debt	$761,048		$750,839		$765,501		$776,615		$762,037
Total Preferred Equity(12)	160,250		155,000		155,000		155,000		155,000
Total Market Equity Value(12)	1,059,904		920,526		874,046		700,498		729,685
Total Market Capitalization(12)	1,981,203		1,826,365		1,794,547		1,632,113		1,646,722
Total Debt / Total Market Capitalization	38.5%		41.2%		42.6%		47.6%		46.3%
Total Debt and Preferred / Total Market Capitalization	46.6%		49.7%		51.3%		57.1%		55.7%

(1)	Represents the straight-line rent recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.
(2)	Lease termination fees for the three months ended September 30, 2003 includes a $18.0 lease termination fee related to a settlement with Peregrine Systems, Inc. Approximately $2.6 million of this fee was reserved for financial reporting purposes through the provision for bad debts as it relates to future annual payments due from Peregrine under the settlement agreement.
(3)	Net Operating Income is defined as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, bad debt expenses and ground leases) and excludes interest income and expense, depreciation and amortization, and corporate general and administrative expenses.
(4)	Please refer to page 27 for Management Statements on Net Operating Income, Funds From Operations and Funds Available for Distribution.
(5)	Please refer to page 6 for a reconciliation of GAAP Net Income to Funds From Operations and Funds Available for Distribution.
(6)	Reported amounts are attributable to common shareholders and unitholders.
(7)	Please see page 29 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.
(8)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization.
(9)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization and current year paid and accrued preferred dividends.
(10)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds From Operations.
(11)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds Available for Distribution.
(12)	See “Capital Structure” on page 24.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	For the Three Months Ended
	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002
High Price	$33.55	$29.38	$28.19	$23.76	$23.64
Low Price	$27.83	$27.14	$22.70	$20.74	$20.25
Closing Price	$32.75	$28.55	$27.50	$22.10	$23.05
Dividend per share—annualized	$1.98	$1.98	$1.98	$1.98	$1.98

Closing common shares (in 000’s)(1)	28,209	28,029	27,565	27,475	27,420
Closing partnership units (in 000’s)(1)	4,154	4,214	4,219	4,222	4,237

	32,363	32,243	31,784	31,697	31,657

(1)	As of the end of the period.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002
ASSETS:
Land and improvements	$289,730	$289,730	$275,328	$282,030	$288,228
Buildings and improvements, net	1,305,145	1,291,698	1,244,711	1,258,593	1,289,525
Undeveloped land and construction in progress, net	131,411	125,792	178,318	166,346	108,465

Total investment in real estate	1,726,286	1,707,220	1,698,357	1,706,969	1,686,218
Accumulated depreciation and amortization	(321,372)	(308,640)	(297,050)	(290,365)	(278,503)

Investment in real estate, net	1,404,914	1,398,580	1,401,307	1,416,604	1,407,715

Cash and cash equivalents	9,892	16,078	6,865	7,787	15,777
Restricted cash	8,558	8,797	7,588	7,479	6,814
Current receivables, net	4,919	2,424	2,604	2,821	3,074
Deferred rent receivables, net	36,804	34,014	33,575	30,567	29,466
Deferred leasing costs, net	36,651	35,703	32,548	32,145	31,427
Deferred financing costs, net	3,657	4,297	6,291	5,394	6,221
Prepaid expenses and other assets	7,240	6,080	7,036	8,400	6,108

TOTAL ASSETS	$1,512,635	$1,505,973	$1,497,814	$1,511,197	$1,506,602

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$526,048	$528,839	$510,501	$514,115	$507,037
Unsecured line of credit	235,000	222,000	255,000	262,500	255,000
Accounts payable, accrued expenses and other liabilities	39,905	41,742	41,022	43,110	43,917
Accrued distributions	16,369	15,960	15,733	15,776	15,670
Rents received in advance, tenant security deposits and deferred revenue	20,904	21,570	19,491	19,434	24,310

Total liabilities	838,226	830,111	841,747	854,935	845,934

Minority Interests:
8.075% Series A Cumulative Redeemable Preferred unitholders	73,716	73,716	73,716	73,716	73,716
9.375% Series C Cumulative Redeemable Preferred unitholders(1)	—	34,464	34,464	34,464	34,464
9.250% Series D Cumulative Redeemable Preferred unitholders	44,321	44,321	44,321	44,321	44,321
Common unitholders of the Operating Partnership	66,502	68,142	66,874	67,000	68,196

Total minority interests	184,539	220,643	219,375	219,501	220,697

Stockholders’ Equity:
7.800% Series E Cumulative Redeemable Preferred stock	38,437	—	—	—	—
Common stock	282	280	274	273	273
Additional paid-in capital	508,958	505,284	494,421	493,244	493,116
Distributions in excess of earnings	(53,449)	(44,423)	(50,587)	(50,384)	(47,629)
Accumulated net other comprehensive loss	(4,358)	(5,922)	(7,416)	(6,372)	(5,789)

Total stockholders’ equity	489,870	455,219	436,692	436,761	439,971

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,512,635	$1,505,973	$1,497,814	$1,511,197	$1,506,602

(1)	In November 2003, the Company redeemed all of its outstanding 9.375% Series C Cumulative Redeemable Preferred units with the net proceeds from its 7.800% Series E Cumulative Redeemable Preferred stock offering.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2003	2002	% Change	2003	2002	% Change
REVENUES:
Rental income	$48,190	$46,982	2.6%	$183,339	$180,024	1.8%
Tenant reimbursements	5,313	4,554	16.7%	20,433	21,475	(4.9%)
Other property income	702	1,005	(30.1%)	24,014	2,672	798.7%

Total revenues	54,205	52,541	3.2%	227,786	204,171	11.6%

EXPENSES:
Property expenses	9,245	8,274	11.7%	33,855	30,133	12.4%
Real estate taxes	4,344	3,862	12.5%	15,797	15,164	4.2%
Provision for bad debts	(96)	2,017	(104.8%)	1,583	6,815	(76.8%)
Ground leases	326	319	2.2%	1,296	1,354	(4.3%)
General and administrative expenses	6,446	2,975	116.7%	19,140	12,557	52.4%
Interest expense	9,242	8,553	8.1%	33,385	35,380	(5.6%)
Depreciation and amortization	14,783	14,222	3.9%	56,237	58,797	(4.4%)

Total expenses	44,290	40,222	10.1%	161,293	160,200	0.7%

OTHER INCOME:
Interest income	66	62	6.5%	196	513	(61.8%)

Total other income	66	62	6.5%	196	513	(61.8%)

INCOME FROM CONTINUING OPERATIONS BEFORE NET GAIN ON DISPOSITIONS	9,981	12,381	(19.4%)	66,689	44,484	49.9%
Net gain on dispositions of operating properties (1)	—	—		—	896	(100.0%)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	9,981	12,381	(19.4%)	66,689	45,380	47.0%

MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(3,038)	(3,375)	(10.0%)	(13,163)	(13,500)	(2.5%)
Original issuance costs of redeemed preferred units (2)	(945)	—	100.0%	(945)	—	100.0%
Minority interest in earnings of Operating Partnership attributable to continuing operations	(711)	(1,889)	(62.4%)	(6,908)	(4,392)	57.3%
Recognition of previously reserved Development LLC preferred return	—	—	0.0%	—	3,908	(100.0%)
Minority interest in earnings of Development LLCs	—	—	0.0%	—	(1,024)	100.0%

Total minority interests	(4,694)	(5,264)	(10.8%)	(21,016)	(15,008)	40.0%

INCOME FROM CONTINUING OPERATIONS	5,287	7,117	(25.7%)	45,673	30,372	50.4%

DISCONTINUED OPERATIONS: (1)
Revenues from discontinued operations	—	1,884	(100.0%)	1,937	9,713	(80.1%)
Expenses from discontinued operations	—	(931)	(100.0%)	(1,036)	(4,906)	(78.9%)
Net gain on disposition of discontinued operations	—	6,100	(100.0%)	3,642	6,570	(44.6%)
Minority interest attributable to discontinued operations	—	(205)	(100.0%)	(604)	(1,437)	(58.0%)

Total discontinued operations	—	6,848	(100.0%)	3,939	9,940	(60.4%)

NET INCOME	5,287	13,965	(62.1%)	49,612	40,312	23.1%
PREFERRED DIVIDENDS	(349)	—	100.0%	(349)	—	100.0%

NET INCOME AVAILABLE FOR COMMON SHAREHOLDERS	$4,938	$13,965	(64.6%)	$49,263	$40,312	22.2%

Weighted average shares outstanding—basic	27,941	27,453	1.8%	27,527	27,450	0.3%
Weighted average shares outstanding—diluted	28,167	27,691	1.7%	27,738	27,722	0.1%
NET INCOME PER COMMON SHARE:
Net income per common share—basic	$0.18	$0.51	(64.7%)	$1.79	$1.47	21.8%

Net income per common share—diluted	$0.18	$0.50	(64.0%)	$1.78	$1.45	22.8%

(1)	In accordance with SFAS 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”, the net income and the net gain on disposition of properties sold subsequent to January 1, 2002 are reflected in the consolidated statement of operations as discontinued operations for all periods presented. The net gain on dispositions of operating properties for the year ended December 31, 2002 relates to the disposition of an office property the Company sold in the fourth quarter of 2001. This additional gain had previously been reserved for financial reporting purposes until certain litigation associated with the dispostion was resolved in the second quarter of 2002.
(2)	In November 2003, the Company redeemed all of its outstanding 9.375% Series C Cumulative Redeemable Preferred units with the net proceeds from its 7.800% Series E Cumulative Redeemable Preferred stock offering.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2003	2002	% Change	2003	2002	% Change
FUNDS FROM OPERATIONS:(1)
Net income available for common shareholders	$4,938	$13,965	(64.6%)	$49,263	$40,312	22.2%
Adjustments:
Minority interest in earnings of Operating Partnership	711	2,094	(66.0%)	7,512	5,829	28.9%
Depreciation and amortization(2)	14,548	14,303	1.7%	55,748	59,265	(5.9%)
Net gain on dispositions of operating properties	—	(6,100)	(100.0%)	(3,642)	(7,466)	(51.2%)

Funds From Operations(3)	$20,197	$24,262	(16.8%)	$108,881	$97,940	11.2%

Weighted average common shares/units outstanding—basic	32,149	31,689	1.5%	31,745	31,443	1.0%
Weighted average common shares/units outstanding—diluted	32,374	31,928	1.4%	31,957	31,715	0.8%
FFO per common share/unit—basic	$0.63	$0.77	(18.2%)	$3.43	$3.11	10.3%

FFO per common share/unit—diluted	$0.62	$0.76	(18.4%)	$3.41	$3.09	10.4%

FUNDS AVAILABLE FOR DISTRIBUTION:(1),(4)
Funds From Operations	$20,197	$24,262	(16.8%)	$108,881	$97,940	11.2%
Adjustments:
Amortization of deferred financing costs	810	970	(16.5%)	2,531	2,647	(4.4%)
Original issuance costs of redeemed preferred units(5)	945	—	100.0%	945	—	100.0%
Non-cash amortization of restricted stock grants(6)	771	953	(19.1%)	3,129	3,424	(8.6%)
Tenant improvements, leasing commissions and recurring capital expenditures	(4,536)	(7,082)	(36.0%)	(22,189)	(11,113)	99.7%
Net effect of straight-line rents(7)	(2,790)	(1,260)	121.4%	(8,011)	(4,339)	84.6%

Funds Available for Distribution(3)	$15,397	$17,843	(13.7%)	$85,286	$88,559	(3.7%)

(1)	See page 27 for Management Statements on Funds From Operations and Funds Available for Distribution.
(2)	Includes depreciation and amortization related to real estate.
(3)	Reported amounts are attributable to common shareholders and unitholders.
(4)	See page 29 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by operation activities.
(5)	In November 2003, the Company redeemed all of its outstanding 9.375% Series C Cumulative Redeemable Preferred Units with the net proceeds from its 7.800% Series E Cumulative Redeemable Preferred stock offering. This amount represents the original issuance costs of the redeemed preferred units.
(6)	Beginning January 1, 2003, non-cash amortization of restricted stock grants is added back for purposes of calculating FAD. Prior year FAD amounts have been restated to conform to current year presentation.
(7)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at:
		NOI	Sq. Ft.		12/31/2003	9/30/2003	12/31/2002
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	31	29.8%	26.4%	3,226,700	82.5%	82.2%	88.3%
Orange County	7	2.6%	3.2%	387,327	80.0%	75.5%	88.5%
San Diego	40	43.4%	25.0%	3,044,710	92.3%	91.5%	93.1%
Other	4	5.0%	5.4%	657,450	95.0%	94.0%	96.3%

Subtotal	82	80.8%	60.0%	7,316,187	87.6%	86.8%	91.1%

Industrial:
Los Angeles	4	1.3%	3.2%	388,805	70.7%	70.7%	70.7%
Orange County	44	16.8%	34.4%	4,194,381	96.3%	96.2%	100.0%
Other	2	1.1%	2.4%	295,417	100.0%	100.0%	100.0%

Subtotal	50	19.2%	40.0%	4,878,603	94.5%	94.4%	97.7%

OCCUPANCY BY REGION:
Los Angeles	35	31.1%	29.6%	3,615,505	81.3%	81.0%	86.4%
Orange County	51	19.4%	37.6%	4,581,708	94.9%	94.5%	98.8%
San Diego	40	43.4%	25.0%	3,044,710	92.3%	91.5%	93.1%
Other	6	6.1%	7.8%	952,867	96.5%	95.9%	97.4%

TOTAL STABILIZED PORTFOLIO	132	100.0%	100.0%	12,194,790	90.3%	89.8%	93.7%

AVERAGE OCCUPANCY—STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	87.4%	94.4%	90.2%
Year-to-Date	87.7%	96.3%	91.2%

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	100.0%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,878	38.4%
5151—5155 Camino Ruiz	Camarillo	4	265,372	85.1%
181/185 S. Douglas Street	El Segundo	1	61,604	29.5%
Kilroy Airport Center, El Segundo	El Segundo	3	706,302	98.7%
999 Sepulveda Blvd.	El Segundo	1	133,339	4.6%
525 N. Brand Blvd.	Glendale	1	46,043	100.0%
Kilroy Airport Center, Long Beach	Long Beach	7	949,198	87.3%
12200 W. Olympic Blvd.	Los Angeles	1	151,019	57.6%
12100 W. Olympic Blvd.	Los Angeles	1	151,000	48.3%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	90.9%
501 Santa Monica Blvd.	Santa Monica	1	70,045	99.9%
2829 Townsgate Road	Thousand Oaks	1	81,158	79.2%

Total Los Angeles Office		31	3,226,700	82.5%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	45.8%
8101 Kaiser Blvd.	Anaheim	1	60,177	90.2%
601 Valencia	Brea	1	60,891	100.0%
9451 Toledo Way	Irvine	1	27,200	100.0%
111 Pacifica	Irvine Spectrum	1	67,530	94.4%
2501 Pullman	Santa Ana	1	51,750	100.0%
1700 Carnegie	Santa Ana	1	76,516	41.0%

Total Orange County Office		7	387,327	80.0%

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	87,592	38.5%
12348 High Bluff Drive	Del Mar	1	38,710	100.0%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 Valley Centre Drive	Del Mar	1	52,375	100.0%
3611 Valley Centre Drive	Del Mar	1	129,680	60.2%
3661 Valley Centre Drive	Del Mar	1	129,752	100.0%
3721 Valley Centre Drive	Del Mar	1	114,780	79.9%
3811 Valley Centre Drive	Del Mar	1	112,563	58.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	75.5%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	Rancho Bernardo	1	70,617	100.0%
15073 Ave of Science	Rancho Bernardo	1	46,759	100.0%
15378 Ave of Science	Rancho Bernardo	1	68,910	100.0%
15435 / 15445 Innovation Drive	Rancho Bernardo	2	103,000	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	60.7%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,000	100.0%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
4690 Executive Drive	University Towne Center	1	50,929	100.0%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		40	3,044,710	92.3%

Other
3750 University Avenue	Riverside, CA	1	125,020	95.0%
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	95.0%

Total Other Office		4	657,450	95.0%

Total Office		82	7,316,187	87.6%

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/Submarket	# of Buildings	Square Feet	Occupancy
Industrial
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%
2260 E. El Segundo Blvd.	El Segundo	1	113,820	0.0%
2265 E. El Segundo Blvd.	El Segundo	1	76,570	100.0%
2270 E. El Segundo Blvd.	El Segundo	1	6,362	100.0%

Total Los Angeles Industrial		4	388,805	70.7%
Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130—3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	109,449	0.0%
Anaheim Tech Center	Anaheim	5	593,992	100.0%
La Palma Business Center	Anaheim	2	145,480	69.0%
Brea Industrial Complex	Brea	7	276,278	100.0%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
12752 / 12822 Monarch Street	Garden Grove	1	277,037	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	100.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
9401 Toledo Way	Irvine	1	244,800	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		44	4,194,381	96.3%

Other
5115 N. 27th Avenue	Phoenix, AZ	1	130,877	100.0%
3735 Imperial Highway	Stockton, CA	1	164,540	100.0%

Total Other Industrial		2	295,417	100.0%

Total Industrial		50	4,878,603	94.5%

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Same Store Analysis(1)

($ in thousands)

	Same Store Analysis (GAAP Basis)
	Three Months Ended December 31,			Year Ended December 31,
	2003	2002	% Change	2003	2002	% Change
Total Same Store Portfolio
Number of properties	120	120		120	120
Square Feet	11,099,987	11,099,987		11,099,987	11,099,987
Percent of Stabilized Portfolio	91.0%	90.0%		91.0%	90.0%
Average Occupancy	91.5%	91.7%		92.1%	93.5%

Operating Revenues:
Rental income	$40,940	$42,119	(2.8%)	$161,356	$165,034	(2.2%)
Tenant reimbursements	5,005	3,631	37.8%	18,824	18,688	0.7%
Other income(2)	702	1,005	(30.1%)	19,746	2,566	669.5%

Total operating revenues	46,647	46,755	(0.2%)	199,926	186,288	7.3%

Operating Expenses:
Property expenses	8,881	7,584	17.1%	31,373	27,618	13.6%
Real estate taxes	3,779	3,444	9.7%	13,805	13,875	(0.5%)
Provision for bad debts	(431)	1,967	(121.9%)	454	6,551	(93.1%)
Ground leases	326	309	5.5%	1,282	1,334	(3.9%)

Total operating expenses	12,555	13,304	(5.6%)	46,914	49,378	(5.0%)

GAAP Net Operating Income(3)	$34,092	$33,451	1.9%	$153,012	$136,910	11.8%

	Same Store Analysis (Cash Basis)
	Three Months Ended December 31,			Year Ended December 31,
	2003	2002	% Change	2003	2002	% Change
Total operating revenues	$45,333	$44,504	1.9%	$193,414	$177,345	9.1%
Total operating expenses	12,555	13,304	(5.6%)	46,914	49,378	(5.0%)

Cash Net Operating Income	$32,778	$31,200	5.1%	$146,500	$127,967	14.5%

(1)	Same store defined as all stabilized properties owned at January 1, 2002 and still owned and in the stabilized portfolio at December 31, 2003.
(2)	Other income for the year ended December 31, 2003 includes an $18.0 million lease termination fee related to a settlement with Peregrine Systems, Inc. Approximately $2.6 million of this fee was reserved for financial reporting purposes through the provision for bad debts as it relates to future payments due from Peregrine under the settlement agreement
(3)	See page 27 for management statement on Same Store Net Operating Income. Also see page 28 for Reconciliation of Same Store Net Operating Income to Net Income.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	22	2	210,574	14,085	$23.05	$0.19	25.9%	15.2%	10.8%	98
Industrial	1	3	6,000	31,000	$0.25	$—	(8.0%)	(13.1%)	100.0%	34

Total	23	5	216,574	45,085	$19.35	$0.12	23.4%	13.0%	28.0%	89

Year-to-Date

	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	74	17	770,397	276,689	$19.27	$0.48	7.5%	4.9%	54.7%	62
Industrial	7	6	142,460	234,699	$2.87	$0.02	3.4%	(0.5%)	55.3%	55

Total	81	23	912,857	511,388	$14.82	$0.29	7.0%	4.3%	52.1%	60

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.
(2)	Calculated over entire stabilized portfolio.
(3)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space.
(4)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space.
(5)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:
	Q1 2003	Q2 2003	Q3 2003	Q4 2003	Total 2003
Capital Improvements	$—	$—	$—	$—	$—
Tenant Improvements & Leasing Commissions(1),(2)	—	—	—	1,324	1,324

Total	$—	$—	$—	$1,324	$1,324

Recurring Capital Expenditures:
	Q1 2003	Q2 2003	Q3 2003	Q4 2003	Total 2003
Capital Improvements
Office	$46	$750	$1,357	$1,446	$3,599
Industrial	—	—	19	(19)	0

	46	750	1,376	1,427	3,599
Tenant Improvements & Leasing Commissions(1)
Office	4,016	3,183	7,252	3,066	17,517
Industrial	25	835	170	43	1,073

	4,041	4,018	7,422	3,109	18,590
Total
Office	4,062	3,933	8,609	4,512	21,116
Industrial	25	835	189	24	1,073

	$4,087	$4,768	$8,798	$4,536	$22,189

(1)	Represents cash paid and leasing costs incurred for leases commencing during the period shown.
(2)	Represents costs incurred to convert approximately 2,600 rentable square feet at 12200 W. Olympic Blvd. to restaurant use.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
2004	55	593,911	9.4%	14,168	23.86
2005	58	627,208	9.9%	13,077	20.85
2006	57	718,868	11.4%	16,642	23.15
2007	50	854,809	13.5%	15,275	17.87
2008	44	1,029,074	16.2%	22,701	22.06
2009	19	788,525	12.5%	17,163	21.77
2010	12	319,233	5.0%	8,818	27.62
2011	9	309,468	4.9%	4,652	15.03
2012	3	161,172	2.5%	5,001	31.03
2013 and beyond	16	931,214	14.7%	28,894	31.03

Subtotal	323	6,333,482	100.0%	$146,391	$23.11

INDUSTRIAL:
2004	17	524,504	11.4%	3,752	7.15
2005	15	697,060	15.1%	5,287	7.58
2006	11	502,353	10.9%	3,997	7.96
2007	10	502,391	10.9%	3,453	6.87
2008	9	1,021,388	22.2%	6,911	6.77
2009	8	609,356	13.2%	3,776	6.20
2010	2	39,130	0.8%	340	8.69
2011	4	386,606	8.4%	2,684	6.94
2012	—	—	—	—	—
2013 and beyond	2	327,402	7.1%	3,101	9.47

Subtotal	78	4,610,190	100.0%	$33,301	$7.22

TOTAL PORTFOLIO:
2004	72	1,118,415	10.1%	17,920	16.02
2005	73	1,324,268	12.1%	18,364	13.87
2006	68	1,221,221	11.2%	20,639	16.90
2007	60	1,357,200	12.4%	18,728	13.80
2008	53	2,050,462	18.7%	29,612	14.44
2009	27	1,397,881	12.8%	20,939	14.98
2010	14	358,363	3.3%	9,158	25.56
2011	13	696,074	6.4%	7,336	10.54
2012	3	161,172	1.5%	5,001	31.03
2013 and beyond	18	1,258,616	11.5%	31,995	25.42

Total	401	10,943,672	100.0%	$179,692	$16.42

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2003.
(2)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
2004	39	485,493	18.5%	11,990	24.70	3	30,428	10.0%	657	21.59
2005	30	199,502	7.6%	5,366	26.90	9	51,140	16.7%	1,030	20.14
2006	38	376,907	14.4%	10,061	26.69	4	27,282	8.9%	643	23.57
2007	23	159,943	6.1%	4,222	26.40	5	13,351	4.4%	305	22.84
2008	22	417,111	15.9%	12,317	29.53	11	151,469	49.6%	2,899	19.14
2009	14	459,264	17.5%	11,145	24.27	1	18,420	6.0%	353	19.16
2010	8	73,461	2.8%	2,130	28.99	—	—	—	—	—
2011	7	227,177	8.7%	3,370	14.83	1	13,381	4.4%	353	26.38
2012	1	12,518	0.5%	329	26.28	—	—	—	—	—
2013 and beyond	6	208,006	7.9%	6,238	29.99	—	—	—	—	—

Subtotal	188	2,619,382	100.0%	$67,168	$25.64	34	305,471	100.0%	$6,240	$20.43

INDUSTRIAL:
2004	1	76,570	27.8%	554	7.24	16	447,934	11.1%	3,198	7.14
2005	1	192,053	69.8%	2,147	11.18	14	505,007	12.5%	3,140	6.22
2006	—	—	—	—	—	10	337,813	8.4%	2,817	8.34
2007	—	—	—	—	—	10	502,391	12.4%	3,453	6.87
2008	—	—	—	—	—	9	1,021,388	25.3%	6,911	6.77
2009	1	6,362	2.3%	101	15.88	7	602,994	14.9%	3,675	6.09
2010	—	—	—	—	—	2	39,130	1.0%	340	8.69
2011	—	—	—	—	—	3	255,729	6.3%	1,892	7.40
2012	—	—	—	—	—	—	—	—	—	—
2013 and beyond	—	—	—	—	—	2	327,402	8.1%	3,101	9.47

Subtotal	3	274,985	100.0%	$2,802	$10.19	73	4,039,788	100.0%	$28,527	$7.06

TOTAL PORTFOLIO:
2004	40	562,063	19.4%	12,544	22.32	19	478,362	11.0%	3,855	8.06
2005	31	391,555	13.6%	7,513	19.19	23	556,147	12.8%	4,170	7.50
2006	38	376,907	13.0%	10,061	26.69	14	365,095	8.4%	3,460	9.48
2007	23	159,943	5.5%	4,222	26.40	15	515,742	11.9%	3,758	7.29
2008	22	417,111	14.4%	12,317	29.53	20	1,172,857	27.0%	9,810	8.36
2009	15	465,626	16.1%	11,246	24.15	8	621,414	14.3%	4,028	6.48
2010	8	73,461	2.5%	2,130	28.99	2	39,130	0.9%	340	8.69
2011	7	227,177	7.8%	3,370	14.83	4	269,110	6.2%	2,245	8.34
2012	1	12,518	0.4%	329	26.28	—	—	—	—	—
2013 and beyond	6	208,006	7.2%	6,238	29.99	2	327,402	7.5%	3,101	9.47

Total	191	2,894,367	100.0%	$69,970	$24.17	107	4,345,259	100.0%	$34,767	$8.00

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2003.
(2)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
2004	1	50,929	1.8%	960	18.85	12	27,061	4.4%	561	20.73
2005	5	277,197	9.9%	4,531	16.35	14	99,369	16.1%	2,150	21.64
2006	3	190,209	6.8%	3,209	16.87	12	124,470	20.1%	2,729	21.92
2007	10	550,833	19.7%	8,226	14.93	12	130,682	21.1%	2,522	19.30
2008	6	238,904	8.6%	5,028	21.05	5	221,590	35.8%	2,457	11.09
2009	3	305,378	10.9%	5,530	18.11	1	5,463	0.9%	135	24.71
2010	3	235,812	8.5%	6,437	27.30	1	9,960	1.6%	251	25.20
2011	1	68,910	2.5%	929	13.48	—	—	—	—	—
2012	2	148,654	5.3%	4,672	31.43	—	—	—	—	—
2013 and beyond	10	723,208	25.9%	22,656	31.33	—	—	—	—	—

Subtotal	44	2,790,034	100.0%	$62,178	$22.29	57	618,595	100.0%	$10,805	$17.47

INDUSTRIAL:
2004	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	1	164,540	55.7%	1,180	7.17
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	1	130,877	44.3%	792	6.05
2012	—	—	—	—	—	—	—	—	—	—
2013 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	2	295,417	100.0%	$1,972	$6.68

TOTAL PORTFOLIO:
2004	1	50,929	1.8%	960	18.85	12	27,061	3.0%	561	20.73
2005	5	277,197	9.9%	4,531	16.35	14	99,369	10.9%	2,150	21.64
2006	3	190,209	6.8%	3,209	16.87	13	289,010	31.6%	3,909	13.53
2007	10	550,833	19.7%	8,226	14.93	12	130,682	14.3%	2,522	19.30
2008	6	238,904	8.6%	5,028	21.05	5	221,590	24.2%	2,457	11.09
2009	3	305,378	10.9%	5,530	18.11	1	5,463	0.6%	135	24.71
2010	3	235,812	8.5%	6,437	27.30	1	9,960	1.1%	251	25.20
2011	1	68,910	2.5%	929	13.48	1	130,877	14.3%	792	6.05
2012	2	148,654	5.3%	4,672	31.43	—	—	—	—	—
2013 and beyond	10	723,208	25.9%	22,656	31.33	—	—	—	—	—

Total	44	2,790,034	100.0%	$62,178	$22.29	59	914,012	100.0%	$12,777	$13.98

(1)	Excludes space leased under month-to-month leases and vacant space at December 31, 2003.
(2)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues(1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company	$14,390	846,805	7.5%	7.0%
AMN Healthcare	8,179	175,672	4.3%	1.5%
DirecTV, Inc.	6,708	182,463	3.5%	1.5%
Diversa Corporation	5,033	136,908	2.6%	1.1%
Epson America, Inc.	4,157	162,852	2.2%	1.4%
Fair Isaac & Company	3,985	129,752	2.1%	1.1%
Fish & Richardson	3,941	96,218	2.1%	0.8%
Newgen Results Corporation	3,465	102,875	1.8%	0.9%
Epicor Software Corporation	3,457	172,778	1.8%	1.4%
Scan Health Plan	3,430	119,219	1.8%	1.0%

Total Office Properties	$56,745	2,125,542	29.7%	17.7%

Industrial Properties:
Celestica California, Inc.	$2,506	303,533	1.3%	2.5%
Qwest Communications Corporation	2,434	244,800	1.3%	2.0%
Mattel, Inc.	2,151	192,053	1.1%	1.6%
Packard Hughes Interconnect	1,705	157,458	0.9%	1.3%
NBTY Manufacturing, LLC	1,488	286,139	0.8%	2.4%
United Plastics Group, Inc.	1,223	188,000	0.6%	1.6%
Kraft Foods, Inc.	1,184	164,540	0.6%	1.4%
Targus, Inc.	1,051	200,646	0.6%	1.7%
Extron Electronics	960	157,730	0.5%	1.3%
Ricoh Electronics	809	100,000	0.4%	0.8%

Total Industrial Properties	$15,511	1,994,899	8.1%	16.6%

(1)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Summary of Tenants Representing 5.0% or Greater of Annual Base Rental Revenues

($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues(1)	Lease Expiration Date
Boeing Satellite Systems
2260 E. Imperial Highway, El Segundo	293,261	$7,499	July 31, 2004
1231 N. Miller Street, Anaheim	113,242	688	March 31, 2009
2240 E. Imperial Highway, El Segundo	101,564	1,735	January 31, 2006
1145 N. Ocean Blvd., Anaheim	65,447	435	October 31, 2005
2250 E. Imperial Highway, El Segundo	7,791	273	November 30, 2006

	581,305	10,630

Boeing Airplane-on-Ground Division
17930 Pacific Highway, Seattle	211,139	2,232	December 31, 2007

Boeing Capital Corporation
3780 Kilroy Airport Way, Long Beach	43,636	1,225	September 30, 2005

Boeing Realty Corporation
3760 Kilroy Airport Way, Long Beach	10,725	303	August 31, 2005

Total	846,805	$14,390

(1)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Summary of Leasing Activity at Kilroy Centre Del Mar and Del Mar Corporate Center

Kilroy Centre Del Mar

	Rentable Square Feet	% Leased at 12/31/03	% Leased at 2/2/04
Building 1—3579 Valley Centre Drive	52,375	100%	100%
Building 2—3611 Valley Centre Drive	129,680	60%	96%
Building 3—3661 Valley Centre Drive	129,752	100%	100%
Building 4—3721 Valley Centre Drive	114,780	80%	100%
Building 5—3811 Valley Centre Drive	112,563	58%	100%

Total	539,150	77%	99%

Del Mar Corporate Center

	Rentable Square Feet	% Leased at 12/31/03	% Leased at 2/2/04
12340 El Camino Real	87,592	39%	39%
12390 El Camino Real	72,332	100%	100%

Total	159,924	66%	66%

	Rentable Square Feet	% Leased at 12/31/03	% Leased at 2/2/04
TOTAL	699,074	75%	91%

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

2003 Acquisitions & Dispositions

($ in thousands)

ACQUISITIONS:

Property	Location	Type	Month of Acquisition	Square Feet	Purchase Price
1st QUARTER:
NONE

2nd QUARTER:
NONE

3rd QUARTER:
NONE

4th QUARTER:
NONE

DISPOSITIONS:

Property	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
NONE

2nd QUARTER:
4351 Latham Avenue	Riverside, CA	Office	April	21,357	$2,750
5770 Armada Drive	Carlsbad, CA	Office	May	81,712	14,382
Anaheim Corporate Center	Anaheim, CA	Office	June	157,758	13,850

Subtotal				260,827	30,982

3rd QUARTER:
4361 Latham Avenue	Riverside, CA	Office	July	30,581	4,700

Subtotal				30,581	4,700

4th QUARTER:
NONE

TOTAL YEAR TO DATE DISPOSITIONS				291,408	$35,682

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Stabilized Development and Redevelopment Projects

($ in thousands)

DEVELOPMENT PROJECTS:

Project	Location	Type	Start Date	Compl. Date	Rentable Square Feet	Total Est. Investment	% Committed(1)
1st QUARTER:
NONE

2nd QUARTER:
12100 W. Olympic Blvd.	West LA, CA	Office	4Q 2000	2Q 2002	151,000	$60,989	61%

3rd QUARTER:
999 Sepulveda Blvd.	El Segundo, CA	Office	1Q 2001	3Q 2002	133,339	44,261	31%
3721 Valley Centre Drive	Del Mar, CA	Office	3Q 2001	3Q 2002	114,780	30,088	100%

Subtotal					248,119	74,349

4th QUARTER:
NONE

TOTAL YEAR-TO-DATE STABILIZED DEVELOPMENT					399,119	135,338	62%

REDEVELOPMENT PROJECTS:

Project	Location	Pre and Post Redevelopment Type	Start Date	Compl. Date	Rentable Square Feet	Existing Investment(2)	Estimated Redevelopment Costs	Total Estimated Investment	% Committed(1)
1st QUARTER:
NONE

2nd QUARTER:
NONE

3rd QUARTER:
1700 Carnegie	Santa Ana, CA	R & D to Office	4Q 2001	3Q 2002	76,516	$9,051	$6,886	$15,937	48%
10421 Pacific Center Court	Sorrento Mesa, CA	Office to Life Science	1Q 2003	3Q 2003	79,871	10,501	7,090	17,591	61	%(3)

Subtotal					156,387	19,552	13,976	33,528

4th QUARTER:
NONE

TOTAL YEAR-TO-DATE STABILIZED REDEVELOPMENT					156,387	$19,552	$13,976	$33,528	55%

(1)	Percentage committed includes executed leases and letters of intent, calculated on a square footage basis.
(2)	Represents total capitalized costs at the commencement of redevelopment.
(3)	The Company converted approximately 48,500 square feet of this building to life science space at the request of the tenant. The remainder of the space was leased to another tenant and the lease expired in November 2003.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in thousands)

DEVELOPMENT PROJECTS:

	Location	Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment	Total Spent as of 12/31/2003	% Committed(2)
Project			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
12400 High Bluff	Del Mar, CA	Office	2Q 2002	3Q 2003	3Q 2004	208,961	$61,615	$58,596	84%

PROJECTS UNDER CONSTRUCTION:
None

COMMITTED PROJECTS:
None

TOTAL IN-PROCESS AND COMMITTED PROJECTS:						208,961	$61,615	$58,596	84%

REDEVELOPMENT PROJECTS:

	Location	Pre and Post Redevelopment Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square feet	Existing Investment(3)	Estimated Redevelopment Costs	Total Estimated Investment	Total Spent as of 12/31/2003	% Committed (2)
Project			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
None

PROJECTS UNDER CONSTRUCTION:
5717 Pacific Center Blvd.	Sorrento Mesa, CA	Office to Life Science	1Q 2003	1Q 2004	1Q 2005	67,995	$8,790	$10,109	$18,897	$9,898	0%
909 Sepulveda Blvd.	El Segundo, CA	Office	1Q 2003	2Q 2004	2Q 2005	248,148	37,799	26,553	64,344	45,172	0%

COMMITTED PROJECTS:
None
TOTAL IN-PROCESS AND COMMITTED PROJECTS:						316,143	$46,589	$36,662	$83,241	$55,070	0%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.
(2)	Percentage committed includes executed leases and letters of intent, calculated on a square footage basis.
(3)	Represents total capitalized costs at the commencement of redevelopment.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Future Development Pipeline

($ in thousands)

Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Spent as of 12/31/2003
SAN DIEGO COUNTY:
Innovation Corporate Center—Lot 2	Rancho Bernardo, CA	Office	3.0	50,000	$13,608	$3,158
Innovation Corporate Center—Lot 4	Rancho Bernardo, CA	Office	3.4	75,000	14,361	3,813
Innovation Corporate Center—Lot 9	Rancho Bernardo, CA	Office	3.2	65,867	13,159	3,755
Innovation Corporate Center—Lot 10	Rancho Bernardo, CA	Office	2.1	37,405	8,377	2,579
Pacific Corporate Center—Lots 3, 4 & 6	Sorrento Mesa, CA	Office	10.9	225,000	51,699	14,544
Pacific Corporate Center—Lot 8	Sorrento Mesa, CA	Office	5.0	95,000	27,181	7,381
Santa Fe Summit—Phase I	56-Corridor, CA	Office	7.6	150,000	34,284	7,344
Santa Fe Summit—Phase II	56-Corridor, CA	Office	7.6	150,000	34,458	7,344
Sorrento Gateway—Lot 1	Sorrento Mesa, CA	Office	3.4	60,000	16,460	4,063
Sorrento Gateway—Lot 2	Sorrento Mesa, CA	Office	4.4	80,000	24,846	7,571
Sorrento Gateway—Lot 3	Sorrento Mesa, CA	Office	3.4	60,000	18,033	5,331
Sorrento Gateway—Lot 7	Sorrento Mesa, CA	Office	4.1	57,000	21,296	6,862

TOTAL FUTURE DEVELOPMENT PIPELINE			58.1	1,105,272	$277,761	$73,745

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Capital Structure

At December 31, 2003

($ in thousands)

	Shares/Units At December 31, 2003	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$526,048	26.6%
Unsecured Line of Credit		235,000	11.9%

Total Debt		$761,048	38.5%

EQUITY:
8.075% Series A Cumulative Redeemable Preferred Units(1)	1,500,000	$75,000	3.8%
9.250% Series D Cumulative Redeemable Preferred Units(1)	900,000	45,000	2.3%
7.800% Series E Cumulative Redeemable Preferred Stock(2)	1,610,000	40,250	2.0%
Common Units Outstanding(3)	4,154,313	136,054	6.9%
Common Shares Outstanding(3)	28,209,213	923,851	46.5%

Total Equity		$1,220,155	61.5%

TOTAL MARKET CAPITALIZATION		$1,981,203	100.0%

(1)	Value based on $50.00 per share liquidation preference.
(2)	Value based on $25.00 per share liquidation preference.
(3)	Value based on closing share price of $32.75 at December 31, 2003.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Debt Analysis

At December 31, 2003

($ in thousands)

TOTAL DEBT COMPOSITION

		Weighted Average
	% of Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	69.1%	5.8%	4.5
Unsecured Debt	30.9%	4.2%	1.2

Floating vs. Fixed Rate Debt:
Fixed Rate Debt(1),(2)	72.6%	6.3%	4.4
Floating Rate Debt	27.4%	2.8%	1.3

Total Debt		5.3%	3.5

Total Debt Including Loan Fees		5.9%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$425,000	$235,000	March 2005

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$2.0	$11.8

(1)	Includes the impact of the interest-rate swap agreements listed on page 26.
(2)	The percentage of fixed rate debt to total debt does not take into consideration the portion of floating rate debt capped by the Company’s interest-rate cap agreements listed on page 26. Including the effects of the interest-rate cap agreements, the Company had fixed or capped approximately 85.7% of its total outstanding debt at December 31, 2003.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Debt Analysis

At December 31, 2003

($ in thousands)

DEBT MATURITY SCHEDULE

Floating/Fixed Rate	Effective Rate	Maturity Date		2004	2005	2006	2007	2008	After 2008	Total
Unsecured Debt:
Floating	2.66%	3/15/2005			$235,000					$235,000
Secured Debt:
Floating	2.92%	6/29/2004		20,253						20,253
Floating	2.91%	9/29/2004	(1)	43,582						43,582
Fixed	8.35%	1/31/2005		1,837	72,982					74,819
Fixed	8.45%	12/1/2005		625	10,349					10,974
Floating	2.56%	12/23/2005	(2)		29,000					29,000
Floating	2.91%	1/1/2006				31,000				31,000
Fixed	6.51%	8/12/2007		218	232	248	17,049			17,747
Fixed	7.21%	8/12/2007		154	166	178	4,325			4,823
Fixed	3.80%	8/1/2008		1,472	1,529	1,588	1,650	73,401		79,640
Fixed	7.20%	4/1/2009		1,954	2,099	2,256	2,423	2,603	75,476	86,811
Fixed	6.70%	1/10/2012		973	1,040	1,112	1,189	1,271	72,792	78,377
Fixed	8.21%	10/1/2013		560	607	659	715	776	1,036	4,353
Fixed	8.26%	11/1/2014		1,062	1,164	1,264	1,373	1,492	12,759	19,114
Fixed	7.15%	5/1/2017		1,178	1,266	1,359	1,459	1,567	18,726	25,555

	4.83%			73,868	120,434	39,664	30,183	81,110	180,789	526,048

Effect of SWAPS	0.43%

Total	5.26%			$73,868	$355,434	$39,664	$30,183	$81,110	$180,789	$761,048

(1)	Maturity date does not reflect the one-year extension option.
(2)	Maturity date does not reflect the two one-year extension options.

HEDGING INSTRUMENTS

Notional Amount	Instrument	Rate	Maturity
50,000	Cap	4.25%	01/2005
50,000	Cap	4.25%	01/2005
50,000	Swap	4.46%	01/2005
50,000	Swap	2.57%	11/2005
25,000	Swap	2.98%	12/2006
25,000	Swap	2.98%	12/2006

$250,000

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included on this page are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on February 2, 2004, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other REITs may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other real estate investment trusts (“REITs”) may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non-cash amortization of deferred financing costs and restricted stock compensation, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income

($ in thousands)

	Three Months Ended December 31,
	2003	2002
Same Store Cash Net Operating Income	$32,778	$31,200

Adjustment:
GAAP Straight Line Rental Income	1,314	2,251

Same Store GAAP Net Operating Income(1)	34,092	33,451

Adjustment:
Non-Same Store GAAP Net Operating Income	6,294	6,068

Net Operating Income, as defined(1)	40,386	39,519

Adjustments:
Net Operating Income, as defined, from discontinued operations	—	(1,450)
Other Expenses:
General and administrative expenses	(6,446)	(2,975)
Interest expense	(9,242)	(8,553)
Depreciation and amortization	(14,783)	(14,222)
Other Income:
Interest income	66	62

Income from Continuing Operations	9,981	12,381
Minority Interests	(4,694)	(5,264)
Income from Discontinued Operations	—	6,848
Preferred Dividends	(349)	—

Net Income Available for Common Shareholders	$4,938	$13,965

(1)	Please refer to page 27 for Management Statements on Net Operating Income and Same Store Net Operating Income.

KILROY REALTY CORPORATION

Fourth Quarter 2003 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Funds Available for Distribution	$15,397	$17,843	$85,286	$88,559
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	4,536	7,082	22,189	11,113
Depreciation for furniture, fixtures and equipment	235	354	954	982
Accrued preferred dividends	349	—	349	—
Provision for uncollectible tenant receivables	(147)	1,153	2,096	2,233
Changes in assets and liabilities(1)	(6,765)	7,423	(14,928)	(33)
Adjustments related to the minority interest in Development LLCs(2)
Minority interest in earnings of Development LLCs				(2,884)
Depreciation and amortization of building and improvements and leasing costs				539
Net effect of straight-line rents				(283)
Non-cash amortization of deferred financing costs				36

GAAP Net Cash Provided by Operating Activities	$13,605	$33,855	$95,946	$100,262

(1)	Includes changes in the following assets and liabilities and miscellaneous other adjustments: current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; and rents received in advance, security deposits, deferred revenue and other.
(2)	FFO and FAD do not reflect the minority interest in Development LLCs share of these adjustments. The Company acquired the minority interest in the Development LLCs in March 2002.